Exhibit 10.45

GENERAL CONTINUING GUARANTY

June 12, 2013

BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

To: BFI Business Finance

For good and valuable consideration, and in order to induce BFI Business Finance, a California corporation ("Lender"), to extend and/or continue to extend financial accommodations to TransTech Systems, Inc., a(n) Oregon corporation ("Borrower"), pursuant to the terms and conditions of that certain Loan and Security Agreement and/or promissory note (individually and collectively, the "Agreement"), dated December 9, 2008, evidencing and otherwise relating to a loan by Lender to Borrower in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00) (the "Loan"), or pursuant to any other present or future agreement between Lender and Borrower, and in consideration thereof, and in consideration of any loans, advances, or financial accommodations heretofore or hereafter granted by Lender to or for the account of Borrower, whether pursuant to the Agreement, or otherwise, VISUALANT, INCORPORATED , a(n) Nevada corporation ("Guarantor"), whose address is 500 Union Street, Suite 420, Seattle, Washington 98101, hereby, jointly and severally, guarantees, promises and undertakes as follows:

1.      Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to Lender, or order, on demand, in lawful money of the United States, any and all indebtedness and/or obligations of Borrower to Lender and the payment to Lender of all sums which may be presently due and owing and of all sums which shall in the future become due and owing to Lender from Borrower whether under the Agreement or otherwise.  The terms "indebtedness" and "obligations" (hereinafter collectively referred to as the "Obligations") are used herein in their most comprehensive sense and include, without limitation, the Loan and any and all advances, debts, obligations, and liabilities of Borrower, heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily, and however arising, including, without limitation, a) indebtedness owing by Borrower to third parties who have granted Lender a security interest in the accounts, chattel paper and/or general intangibles of said third party; b) any and all attorneys' fees, expenses, costs, premiums, charges and/or interest owed by Borrower to Lender, whether under the Agreement, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter becomes otherwise unenforceable, and includes Borrower's prompt, full and faithful performance, observance and discharge or each and every term, condition, agreement, representation, warranty undertaking and provision to be performed by Borrower under the Agreement; c) any and all obligations or liabilities of Borrower to Lender arising out of any other agreement by Borrower including without limitation any agreement to indemnify Lender for environmental liability or to clean up hazardous waste; d) any and all indebtedness, obligations or liabilities for which Borrower would otherwise be liable to Lender were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, including from and after the filing by or against Borrower of a bankruptcy petition, whether an involuntary or voluntary bankruptcy case, and all attorneys' fees related thereto; and e) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements.

2.      This General Continuing Guaranty, together with all addenda, exhibits and schedules hereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced, (this "Guaranty") is a continuing guaranty that shall remain effective until all of the Obligations and all of the indebtedness and obligations evidenced by the Agreement have been fully and finally paid and are not longer subject to Borrower as a debtor-in-possession, and/or any trustee or receiver in bankruptcy, seeking to set aside such  payments or seek to recoup the amount of such payments, or any part thereof or disgorgement on the part of the Lender, and relates to any Obligations, including those which arise under successive transactions which shall either continue the Obligations from time to time or renew them after they have been satisfied until this Guaranty has been expressly terminated in writing by Lender.  Any such termination f) shall be applicable only with respect to Obligations incurred at least thirty (30) days after written notice to Lender specifying such termination, g) shall be effective only with respect to transactions having their inception after the effective date of termination, and h) shall not affect the Loan or any rights or obligations arising out of transactions having their inception prior to such date.  No termination shall be effective until such time as Lender is no longer committed or otherwise obligated to make the Loan or any other loans or advances, or to grant any credit whatsoever to Borrower.  In the absence of any termination of this Guaranty, Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment and performance of the Obligations with interest.

3.      Guarantor agrees that it is directly and primarily liable to Lender, that the obligations hereunder are independent of the obligations of Borrower, and that a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether Borrower or any other party liable for the Obligations, whether directly or as a guarantor, is joined in any such action or actions.  Guarantor agrees that any releases which may be given by Lender to Borrower or any other guarantor or endorser shall not release it from this Guaranty.

4.      In the event that any bankruptcy, insolvency, receivership or similar proceeding is instituted by or against Guarantor and/or Borrower or in the event that either Guarantor or Borrower become insolvent, make an assignment for the benefit of creditors, or attempt to effect a composition with creditors, or if there be any default under the Agreement (whether declared or not), then, at Lender's election, without notice or demand, the obligations of Guarantor created hereunder shall become due, payable and enforceable against Guarantor whether or not the Obligations are then due and payable.

5.      Guarantor agrees to indemnify Lender and hold Lender harmless against all obligations, demands, claims, liens, damages, actions, suits, judgments, costs and expenses, including, without limitation, attorneys’ fees (including, without limitation, estimated legal fees imputed to in-house counsel and staff), and legal costs, and liabilities, by whomsoever asserted and against all losses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following, or consequential to transactions with Borrower whether under the Agreement, or otherwise, and also agrees that this Guaranty shall not be impaired by any modification, supplement, extension, or amendment of any contract or agreement to which Lender and Borrower may hereafter agree, nor by any modification, release, or other alteration of any of the Obligations hereby guaranteed or of any security therefor, nor by any agreements or arrangements whatsoever with Borrower or anyone else.

6.      Guarantor hereby authorizes Lender, without notice or demand and without affecting its liability hereunder, from time to time to:  2) renew, compromise, extend, accelerate, or otherwise change the interest rate, time for payment, or the other terms of any of the Obligations guaranteed hereby, and exchange, enforce, waive, and release any security therefor; 3) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; 4) run such further credit reports and other reports as it may deem necessary to continue to keep itself apprised regarding the continued financial condition of Guarantor during the term of this Guaranty and hereby authorizes Lender to run such credit and other reports from time to time as Lender deems appropriate; 5) release or substitute any one or more endorser(s) or guarantor(s); and 6) assign, without notice, this Guaranty in whole or in part and/or Lender's rights hereunder to anyone at any time.  Guarantor agrees that Lender may do any or all of the foregoing in such manner, upon such terms, and at such times as Lender, in its discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing Guarantor from its undertakings hereunder and Guarantor hereby consents to each and all of the foregoing acts, events and/or occurrences.  Guarantor hereby agrees to be bound by any terms and conditions set forth in the Agreement, which are specifically applicable to Guarantor.

7.      Guarantor hereby waives any right to assert against Lender as a defense, counterclaim, set-off or crossclaim, any defense (legal or equitable), set-off, counterclaim, and/or claim which Guarantor may now or at any time hereafter have against Borrower and/or any other party liable to Lender in any way or manner.

8.      Guarantor hereby waives all defenses, counterclaims and/off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity and/or enforceability of the Agreement, or any security interest.

9.      Guarantor hereby waives any defense arising by reason of any claim or defense based upon an election of remedies by Lender, which, in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor's subrogation rights, rights to proceed against Borrower for reimbursement, and/or any rights of Guarantor to proceed against Borrower or against any other person or security, including, but not limited to, any defense based upon an election of remedies by Lender under any law of any applicable state or of the United States.  Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notices of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which Guarantor may be entitled.  Guarantor waives any right to a jury trial in any action hereunder or arising out of Lender's transactions with Borrower.  Guarantor also hereby waives any right of subrogation it may have or assert, or any other right of  reimbursement from Borrower or any other party, unless Lender expressly consents to Guarantor's assertion of such rights.

10.      Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notices of intent to accelerate or demand payment of any kind, diligence in collecting any Obligations, notices of acceptance of this Guaranty, notices of the existence, creation, or incurring of new or additional indebtedness, notices respecting the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, and all other notices or formalities to which Guarantor may be entitled.  Each Guarantor hereby waives any claim, right or remedy now existing or hereafter acquired against the Borrower, which claims arise from the performance of such Guarantor's obligations under the respective guaranties, including without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy against Borrower for any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.  Lender may modify the terms of any Obligations, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Obligations, or permit Borrower to incur additional Obligations, all without notice to Guarantor and without affecting in any manner the unconditional obligation of Guarantor under this Guaranty.  Guarantor further waives any and all other notices to which Guarantor might otherwise be entitled.  Guarantor acknowledges and agrees that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by Lender of any remedy Lender may have against Borrower or any other person or any security.  No invalidity, irregularity or unenforceability of any part or all of the Obligations or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to Borrower, shall impair, affect or be a defense or setoff to the obligations of Guarantor under this Guaranty.

11.      Any and all present and future debts and obligations of Borrower to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Borrower to Lender.  All monies or other property of Guarantor at any time in Lender's possession may be held by Lender as security for any and all obligations of Guarantor to Lender no matter how or when arising, whether absolute or contingent, whether due or to become due, and whether under this Guaranty or otherwise.  Guarantor also agrees that Lender's books and records showing the account between Lender and Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

12.      Based solely on its own independent investigation and not upon any information provided by Lender, Guarantor acknowledges that it is presently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.  Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition and of all other circumstances which bear upon the risk of nonpayment.  Absent a written request for such information by Guarantor to Lender, Guarantor hereby waives its rights, if any, to require the disclosure of, and Lender is relieved of any obligation or duty to disclose to Guarantor, any information which Lender may now or hereafter acquire concerning such condition or circumstances.  Guarantor agrees that it is not relying upon nor expecting Lender to disclose to Guarantor any fact now or later known by Lender, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any co-guarantor of the Obligations, the occurrence of any default with respect to the Obligations, or otherwise, notwithstanding any effect these facts may have upon Guarantor's risk under this Guaranty or Guarantor's rights against Borrower.  Guarantor knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that Borrower may incur Obligations to Lender after the financial condition of Borrower, or its ability to pay its debts as they mature, has deteriorated.

13.      Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or part, and of all liens, pledges and security interests securing this Guaranty, this Guaranty shall continue in full force and effect until Borrower's Obligations are fully paid, performed and discharged and Lender gives Guarantor written notice of that fact.  Borrower's Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Borrower to Lender are no longer subject to any right on the part of any person whomsoever including but not limited to Borrower, Borrower as a debtor-in-possession, and/or any trustee or receiver in bankruptcy, to set aside such payments or seek to recoup the amount of such payments, or any part thereof.  In the event that any such payments by Borrower to Lender are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is within Lender's discretion, Guarantor shall be liable for the full amount Lender is required to repay plus costs, interest, attorneys' fees and any and all expenses which Lender paid or incurred in connection therewith.  The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under the United States Bankruptcy Code and any liability imposed, or sought to be imposed, against Lender relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to Lender by Borrower.  For purposes of this Guaranty, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

14.      This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Lender's successors and assigns.  However, Borrower and Guarantor may not assign this Guaranty or any rights hereunder without Lender’s prior written consent and any prohibited assignment shall be absolutely void.  Neither an unconsented assignment nor an assignment consented to by Lender shall release Guarantor of any Obligation or indebtedness hereunder.  Lender reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in, Lender’s rights and benefits under this Guaranty and each of the related documents executed herewith or hereafter with Guarantor acknowledging and agreeing to same, and with Guarantor further acknowledging and agreeing that all of its Obligations owing to Lender under this Guaranty and any related documents executed herewith or hereafter shall be owing to such purchaser, assignee, transferee, participant or other successor party.  In connection therewith, Lender may disclose all documents and information which Lender now has or may hereafter acquire relating to Guarantor or the business of Guarantor, or any Collateral required hereunder.  Any waiver of any rights under this Guaranty or under any other agreement, instrument, or paper signed by Guarantor is neither valid nor effective unless made in writing and signed by Lender.  No delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or of any other right.  If Guarantor is a natural person, the death of Guarantor shall not terminate this Guaranty.  If Guarantor is a partnership or an unincorporated association, Guarantor's rights and liability shall not be affected by any changes in the name of the entity or its membership.

15.      All notices, demands and other communications which Guarantor or Lender may desire, or may be required, to give to the other shall be in writing and shall be sent via registered or certified mail, nationally recognized overnight courier, or personally delivered and shall be addressed to the party at the addresses set forth in the preamble of this Guaranty.  Any such notice, demand or communication shall be deemed given when received if personally delivered or sent by overnight courier, or deposited in the United States mail, postage prepaid, if sent by registered or certified mail.  The address of either Guarantor or Lender may be changed by notice given in accordance with this paragraph.

16.      This is an integrated agreement and is the sole and final agreement with respect to the subject matter hereof, and supersedes all prior negotiations and agreements.  No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of Lender authorized to do so.

17.      Guarantor agrees to pay all attorneys' fees and all other costs and out-of-pocket expenses (including, without limitation, estimated legal fees imputed to in-house counsel and staff) which may be incurred by Lender in the enforcement of this Guaranty or in any way arising out of, following, or consequential to the enforcement of Borrower's Obligations, whether under this Guaranty, the Agreement, or otherwise, including without limitation the prosecution or defense of 7) motions or actions for relief from any stay under the Bankruptcy Code, 8) motions to deny dischargeability of any debt under the Bankruptcy Code, 9) motions to grant or deny use of cash collateral or extend financing, 10) motions to challenge or assert preference liability motions or fraudulent transfer liability motions, and 11) all other motions brought by Borrower, Guarantor, Lender or third parties in any way relating to Lender's rights with respect to such Borrower, Guarantor, or third party and/or affecting any collateral securing any obligation owed to Lender by Borrower, Guarantor, or any third party, or probate proceedings.

18.      In all cases where the word "Guarantor" is used in this Guaranty, it shall mean and apply equally to each of and all of the individuals and/or entities which have executed this Guaranty.  If any Obligation is guaranteed by two or more guarantors, the obligation of Guarantor shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of Lender against each severally, any two or more jointly, or some severally and some jointly.  The term "Borrower" includes any debtor-in-possession or trustee in bankruptcy which succeeds to the interests of Borrower.

19.      This Guaranty or other guaranty related documents may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  This Guaranty or other guaranty related documents, or a signature page thereto intended to be attached to a copy of this Guaranty or other guaranty related documents, signed and transmitted by facsimile machine, telecopier or other electronic means (including via transmittal of a “pdf” file) shall be deemed and treated as an original document.  The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.  At the request of any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed the facsimile, telecopy of other electronic document.  No party hereto may raise the use of a facsimile machine, telecopier, or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier, or other electronic means as a defense to the enforcement of this Guaranty or other guaranty related documents.

20.      All acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Oregon, without regard to choice of law principles.  The parties hereby agree that (a) this   Actions or proceedings arising in connection with this Guaranty shall be tried only in the state and federal courts located in the County of Multnomah, State of Oregon, or, at the sole option of Lender, in any other court with appropriate jurisdiction in which Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction.  Guarantor hereby waives the right to object to such venue or to assert that such venue is not convenient.  Guaranty is entered into and that Guarantor’s performance to Lender occurs at Campbell, California; and (b) all actions or proceedings arising in connection with this Guaranty and/or the Agreement shall be tried and litigated only in the State and Federal courts located in the County of Santa Clara, State of California or, at the sole option of Lender, in any other court in which Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy.  Each of Guarantor and Lender waives, to the extent permitted under applicable law, any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this section.

GUARANTOR ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED.  AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, GUARANTOR AND LENDER KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVE ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE OBLIGATIONS.

GUARANTOR ACKNOWLEDGES THAT GUARANTOR HAS HAD THE OPPORTUNITY TO READ AND REVIEW WITH GUARANTOR'S COUNSEL THIS GUARANTY AND GUARANTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD THE MEANING AND EFFECT OF THIS DOCUMENT BEFORE SIGNING IT.

Under Oregon law, most agreements, promises, and commitments made by Guarantor after October 3, 1989 concerning loans and other credit extensions which are not for personal, family, or household purposes or secured solely by the Guarantor's residence must be in writing, express consideration, and be signed by Guarantor to be enforceable.

IN WITNESS WHEREOF, the undersigned has/have executed this Guaranty as of the date set forth above.

VISUALANT, INCORPORATED

/s/ Mark Scott
By:	Mark E. Scott
Title:	Secretary